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                       BOND PLEDGE AND SECURITY AGREEMENT




                                     Between



                               BFC GUARANTY CORP.

                                       and

                SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION,
                                 as Bond Trustee

                                       and

                SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION,
                                as REMIC Trustee


                            Dated as of March 1, 1996


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                       BOND PLEDGE AND SECURITY AGREEMENT



     THIS BOND PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement"), dated as of March 1, 1996, is made by and between BFC Guaranty Corp. (the "Credit Enhancement Provider") and SouthTrust Bank of Alabama, NATIONAL ASSOCIATION, in its capacity as trustee under the Bond Indenture herein described (the "Bond Trustee") and SouthTrust Bank of Alabama, NATIONAL ASSOCIATION, in its capacity as trustee under the REMIC Indenture herein described (the "REMIC Trustee").


                            W I T N E S S E T H:

     WHEREAS, Castle Rock Ranch Public Improvements Authority (the "Bond Issuer") is issuing its Public Facilities Revenue Bonds, Series 1996 in the principal amount of $66,975,000 (the "Bonds"), pursuant to an Indenture of Trust, dated as of March 1, 1996 (the "Bond Indenture"), between the Bond Issuer and the Bond Trustee; and

     WHEREAS, BFC Finance Corp. shall execute a Trust Indenture, dated as of the date hereof (the "REMIC Indenture"), between BFC Finance Corp. and the REMIC Trustee; and

     WHEREAS, the Credit Enhancement Provider shall be the owner of all BFC Finance Corp., REMIC Federal Lease-Backed Bonds, Series 1996, Class B Bonds (the "Collateral"); and

     WHEREAS, the Credit Enhancement Provider has executed a Collateralized Credit Enhancement Agreement, dated as of the date hereof (the "Credit Agreement"), from the Credit Enhancement Provider to the Bond Trustee, pursuant to which the Credit Enhancement Provider has agreed to provide to the Bond Trustee amounts sufficient to provide for the due, prompt and complete payment of the Bonds (excluding Extra Payments, within the meaning of the Bond Indenture) (the obligations to provide such amounts being referred to herein and therein as the "Indebtedness"); and

     WHEREAS, in the Credit Agreement, the Credit Enhancement Provider has agreed to pledge the Collateral to the Bond Trustee to secure its obligations with respect to the Indebtedness.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bond Trustee to enter into the Bond Indenture and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, terms defined or used in the Bond Indenture shall have such defined meanings when used herein.



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     2.   PLEDGE.  The Credit Enhancement Provider hereby pledges, assigns, hypothecates, transfers and delivers to the Bond Trustee all of its right, title and interest in and to the Collateral as the same may be from time to time delivered to the Bond Trustee, and grants a first priority lien on, and security interest in, its right, title and interest in and to the Collateral and all interest or other income thereon and all proceeds thereof, as security for the prompt and complete payment when due of all amounts due in respect of the obligations of the Credit Enhancement Provider under the Credit Agreement (all the foregoing being hereinafter called the "Obligations"). The REMIC Trustee is hereby irrevocably instructed to register the Collateral in the name of the Bond Trustee as pledgee. The REMIC Trustee is hereby irrevocably instructed to make all payments of principal of and interest on the Collateral directly to the Bond Trustee, and the Bond Trustee hereby covenants and agrees to apply such payments on the Collateral in accordance with the provisions of the Credit Agreement and the Bond Indenture.

     3. PAYMENTS ON THE COLLATERAL. All sums of money paid in respect of the Collateral which are received by the Bond Trustee shall be credited against the obligations of the Credit Enhancement Provider under the Credit Agreement. The Bond Trustee shall not be entitled to retain any portion of payments made under the Collateral to pay fees, expenses, charges or compensation payable to the Bond Trustee under the Bond Indenture.

     4. RELEASE OF COLLATERAL. Except as provided in Section 9 hereof, the Collateral shall be released from the Pledge of this Security Agreement only following payment of all principal of and interest on the Bonds (other than any Extra Payment, as defined in the Bond Indenture) or provision therefor made in accordance with the terms of the Bond Indenture. Upon such release, the Bond Trustee shall notify the REMIC Trustee, which shall, upon receipt of such notice, register the Collateral in the name of the Credit Enhancement Provider.

     5.   [Intentionally omitted.]

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CREDIT ENHANCEMENT PROVIDER. The Credit Enhancement Provider represents and warrants that: (a) on the date hereof, no party other than the Credit Enhancement Provider has any right, title or interest in or to the Collateral except as herein provided; (b) the Credit Enhancement Provider has full power, authority and legal right to pledge all of its right, title and interest in and to the Collateral pursuant to this Pledge Agreement; (c) this Pledge Agreement has been duly authorized, executed and delivered by the Credit Enhancement Provider and constitutes a legal, valid and binding obligation of the Credit Enhancement Provider enforceable in accordance with its terms; (d) no consent of any other party and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Credit Enhancement Provider in connection with the execution, delivery or performance of this Pledge Agreement; (e) the execution, delivery and performance of this Pledge Agreement will not violate, in any material respect, any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture,



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lease, contract, or other agreement, instrument or undertaking to which the
Credit Enhancement Provider is a party or which purports to be binding upon the Credit Enhancement Provider or upon its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Credit Enhancement Provider except as contemplated by this Pledge Agreement; (f) the pledge, assignment and delivery of such Collateral pursuant to this Pledge Agreement will create a valid lien on and a perfected security interest in, all right, title or interest of the Credit Enhancement Provider in or to the Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Credit Enhancement Provider which would include the Collateral; and (g) as of the date hereof, the Collateral is fully paid and non-assessable. The Credit Enhancement Provider covenants and agrees that it will defend the Bond Trustee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Bond Trustee as Collateral hereunder and will likewise defend the Bond Trustee's right thereto and security interest therein.

     7. NO DISPOSITION, ETC. The Credit Enhancement Provider agrees that, except as provided in Section 9 hereof, it will not, without the prior written consent of the Bond Trustee and 100% of the holders of the Bonds, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Pledge Agreement. In all events, rights of any assignee or other transferee in the Collateral will be subordinate to the rights of the Bond Trustee until release of the Collateral as herein provided, and no such assignee or other transferee will be permitted to take any action with respect to the Collateral until the release thereof as herein provided.

     8.   REMIC TRUSTEE.

               (i) If a book-entry depository administered by The Depository Trust Company or any successor or nominee thereto (the "Depository") is in use pursuant to the REMIC Indenture, the REMIC Trustee shall notify the Depository (in a form acceptable to the Depository for such notice) of the principal amount(s) of the REMIC Bonds which are to become Collateral for the benefit of the Bond Trustee. Said notice shall further instruct the Depository to record in its system a corresponding increase in the principal amount of the REMIC Bonds credited to the account of the Bond Trustee or such other entity which should hold Collateral in a book-entry system (the Bond Trustee or such other entity, the "DTC Participant"). Concurrently with the delivery of such notice to the Depository, the REMIC Trustee shall provide a copy of such notice to the Credit Enhancement Provider and the Bond Trustee. The Bond Trustee and the Credit Enhancement Provider shall provide the REMIC Trustee with any confirmation



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     or like notice received by any of them from the Depository evidencing the
     Depository's compliance with the instructions.

               (ii) Whenever a book-entry depository is in use pursuant to the REMIC Indenture and Collateral is held on behalf of the Bond Trustee by the DTC Participant, the Bond Trustee shall have the right to obtain a separate bond certificate to evidence the Collateral, and upon request by the Bond Trustee, the Credit Enhancement Provider will cause the REMIC Trustee to authenticate and deliver such certificate, and such certificate shall be deposited with the Depository or delivered to the Bond Trustee or a Person designated by the Bond Trustee, as the Bond Trustee shall direct.

               (iii) If a book-entry depository ever ceases to be in use with respect to the Collateral, the REMIC Trustee and the Credit Enhancement Provider each hereby agree to hold any Collateral received by any of them as the Bond Trustee's agent and bailee and to make a notation in its respective records with respect to the Collateral. Upon request of the Bond Trustee, each of the REMIC Trustee and the Credit Enhancement Provider will deliver or cause to be delivered such Collateral to the Bond Trustee or to such person as the Bond Trustee may direct without termination of this Pledge Agreement.

               (iv) Except at the written direction and with the prior written consent of the Bond Trustee and the consent of 100% of the holders of the Bonds, the REMIC Trustee shall not enter into any agreement other than this Pledge Agreement regarding possession of the Collateral.

               (v) Upon appointment of a successor REMIC Trustee under and in accordance with the terms of the REMIC Indenture, release and delivery to the Bond Trustee or its designee of any Collateral then held by the REMIC Trustee pursuant to this Pledge Agreement, and the assumption in writing by its successor of its obligations hereunder, the REMIC Trustee shall have the right to terminate its position as REMIC Trustee for the Collateral and its obligations under this Pledge Agreement.

               (vi) In acting under this Pledge Agreement, the REMIC Trustee shall not be liable to the Bond Trustee except for gross negligence or willful misconduct in the performance of its obligations hereunder.

     9. SUBSTITUTION OF COLLATERAL. The Credit Enhancement Provider may pledge and assign to the Bond Trustee Federal Securities (as defined in the Indenture), in substitution for the original Collateral, and the Bond Trustee shall release the Collateral, subject to the following:

          a. The Credit Enhancement Provider shall execute and deliver a pledge, lien, escrow or similar agreement irrevocably pledging and assigning the Federal Securities as collateral for the obligation of the Credit Enhancement Provider under the Credit



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     Agreement.  The Bond Trustee shall have a valid first priority perfected lien in the Federal Securities and all proceeds thereof and distributions thereon in the name of the Bond Trustee for the benefit of the holders of the Bonds.

          b. The Bond Trustee shall receive an opinion of Bond Counsel that such substitution does not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds, the Federal Securities have been duly and validly assigned and delivered to the Bond Trustee for the benefit of the holders of the Bonds and the security interest of the Bond Trustee for the benefit of the holders of the Bonds is a first priority perfected security interest.

          c. The Federal Securities shall constitute Available Moneys, as defined within the Indenture.

          d. The Trustee shall receive a report from an Accountant (as defined within the Indenture) to the effect that Federal Securities are sufficient to pay principal and interest on the Bonds on the scheduled payment dates through maturity or on the date fixed for the redemption thereof, without any reinvestment thereof.

          e. If the Bonds are rated, the Trustee shall receive evidence satisfactory to the Trustee that such substitution shall not adversely affect the then-current rating on the Bonds.

     10. FURTHER ASSURANCES. The Credit Enhancement Provider agrees that at any time and from time to time upon the written request of the Bond Trustee, the Credit Enhancement Provider will execute and deliver such further documents and do such further acts and things as the Bond Trustee may reasonably request in order to effect the purposes of this Pledge Agreement.

     11. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. NO WAIVER; REMEDIES CUMULATIVE. The Bond Trustee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bond Trustee and 100% of the holders of the Bonds, and then only to the extent therein set forth. A waiver by the Bond Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bond Trustee would otherwise have on any other occasion. No failure to exercise nor any delay in exercising on the part of the Bond Trustee, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the



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exercise of any right, power or privilege.  The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     13. WAIVERS; AMENDMENTS; APPLICABLE LAW. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Bond Trustee and 100% of the holders of the Bonds. This Pledge Agreement and all obligations of the Credit Enhancement Provider and the REMIC Trustee hereunder shall be binding upon the successors and assigns of their respective successor and assigns, and shall, together with the rights and remedies of the Bond Trustee hereunder, inure to the benefit of the Bond Trustee and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Colorado. The Bond Trustee and the REMIC Trustee may consent to the amendment of this Pledge Agreement in like manner and circumstances as provided for the amendment of the Bond Indenture and the REMIC Indenture, respectively.

     14. DESIGNATION OF CUSTODIAN. The Bond Trustee hereby designates the REMIC Trustee as the Bond Trustee's custodian and agent for the purpose of holding the Collateral on behalf of the Bond Trustee and with such authority for taking actions with respect to the Collateral as set forth herein and as may be directed by, and on behalf of, the Bond Trustee. The parties hereto acknowledge that the Bond Trustee may designate any successor REMIC Trustee under the REMIC Indenture, or any substitute person that the Bond Trustee may elect to designate, as the Bond Trustee's custodian and agent for the purpose of holding the Collateral on behalf of the Bond Trustee and with such authority for taking actions with respect to the Collateral as set forth herein and as may be directed by, and on behalf of, the Bond Trustee.



                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS WHEREOF, the REMIC Trustee, the Credit Enhancement Provider and
the Bond Trustee have caused this Bond Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                   BFC GUARANTY CORP., a Delaware corporation


                                   By: /s/ Franklin L. Haney
                                       ---------------------------------------
                                   Name:   Franklin L. Haney
                                   Title:  President


                                   SOUTHTRUST BANK OF ALABAMA, NATIONAL
                                   ASSOCIATION,
                                   as Bond Trustee


                                   By:  /s/ Judith Miller
                                       ---------------------------------------
                                   Name:    Judith Miller
                                   Title:   Vice President - Corporate Trust



                                   SOUTHTRUST BANK OF ALABAMA, NATIONAL
                                   ASSOCIATION,
                                   as REMIC Trustee


                                   By:  /s/ Judith Miller
                                       ---------------------------------------
                                   Name:    Judith Miller
                                   Title:   Vice President - Corporate Trust









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